                                                                   EXHIBIT 99(a)



                        KEYCORP STUDENT LOAN TRUST 2001-A

Noteholders' Statement pursuant to Section 5.07 of Sale and Servicing Agreement
       (capitalized terms used herein are defined in Appendix A thereto)

                      DISTRIBUTION DATE: DECEMBER 27, 2004
                                         -----------------

(i)      Amount of PRINCIPAL being paid or distributed in respect of the CLASS I-A-1 Notes:                          $0.00
             (   $0.00000000000  per $1,000 original principal amount of Class I-A-1 Notes)              ------------------
              ------------------

(ii)     Amount of PRINCIPAL being paid or distributed in respect of the CLASS I-A-2 Notes:                  $7,425,056.48
             (   $0.00003074558  per $1,000 original principal amount of Class II-A-2 Notes)             ------------------
              ------------------

(iii)    Amount of PRINCIPAL being paid or distributed in respect of the CLASS I-B Notes:                            $0.00
             (   $0.00000000000  per $1,000 original principal amount of Class I-B Notes)                ------------------
              ------------------

(iv)     Amount of PRINCIPAL being paid or distributed in respect of the CLASS II-A-1 Notes:                         $0.00
             (   $0.00000000000  per $1,000 original principal amount of Class II-A-1 Notes)             ------------------
              ------------------

(v)      Amount of PRINCIPAL being paid or distributed in respect of the CLASS II-A-2 Notes:                 $9,259,637.31
             (   $0.00002422720  per $1,000 original principal amount of Class II-A-2 Notes)             ------------------
              ------------------

(vi)     Amount of INTEREST being paid or distributed in respect of the CLASS I-A-1 Notes:                           $0.00
             (   $0.00000000000  per $1,000 original principal amount of Class I-A-1 Notes)              ------------------
              ------------------

(vii)    Amount of INTEREST being paid or distributed in respect of the CLASS I-A-2 Notes:                     $899,393.72
             (   $0.00000372420  per $1,000 original principal amount of Class I-A-2 Notes)              ------------------
              ------------------

(viii)   Amount of INTEREST being paid or distributed in respect of the CLASS I-B Notes:                        $66,354.17
             (   $0.00000631944  per $1,000 original principal amount of Class I-B Notes)                ------------------
              ------------------

(ix)     Amount of INTEREST being paid or distributed in respect of the CLASS II-A-1 Notes:                          $0.00
             (   $0.00000000000  per $1,000 original principal amount of Class II-A-1 Notes)             ------------------
              ------------------

(x)      Amount of INTEREST being paid or distributed in respect of the CLASS II-A-2 Notes:                  $1,901,457.60
             (   $0.00000497503  per $1,000 original principal amount of Class II-A-2 Notes)             ------------------
              ------------------

(xi)     Amount of Noteholders' Interest Index Carryover being paid or distributed (if any) and amount remaining (if any):
           (1) Distributed to Class I-A-1 Noteholders:                                $0.00
                                                            -------------------------------
             (   $0.00000000000  per $1,000 original principal amount of Class I-A-1 Notes)
              ------------------
           (2) Distributed to Class I-A-2 Noteholders:                                $0.00
                                                            -------------------------------
             (   $0.00000000000  per $1,000 original principal amount of Class I-A-2 Notes)
              ------------------
           (3) Distributed to Class I-B Noteholders:                                  $0.00
                                                            -------------------------------
             (   $0.00000000000  per $1,000 original principal amount of Class I-B Notes)
              ------------------
           (4) Distributed to Class II-A-1 Noteholders:                               $0.00
                                                            -------------------------------
             (   $0.00000000000  per $1,000 original principal amount of Class II-A-1 Notes)
              ------------------
           (5) Distributed to Class II-A-2 Noteholders:                               $0.00
                                                            -------------------------------
             (   $0.00000000000  per $1,000 original principal amount of Class II-A-2 Notes)
              ------------------
           (6) Balance on Class I-A-1 Notes:       $0.00
                                        -----------------------------
             (   $0.00000000000  per $1,000 original principal amount of Class I-A-1 Notes)
              ------------------

                        KEYCORP STUDENT LOAN TRUST 2001-A

Noteholders' Statement pursuant to Section 5.07 of Sale and Servicing Agreement
       (capitalized terms used herein are defined in Appendix A thereto)

                      DISTRIBUTION DATE: DECEMBER 27, 2004
                                         -----------------

           (7) Balance on Class I-A-2 Notes:                     $0.00
                                              -------------------------
             (   $0.00000000000  per $1,000 original principal amount of Class I-A-2 Notes)
              ------------------
           (8) Balance on Class I-B Notes:                       $0.00
                                              -------------------------
             (   $0.00000000000  per $1,000 original principal amount of Class I-B Notes)
              ------------------
           (9) Balance on Class II-A-1 Notes:                    $0.00
                                              -------------------------
             (   $0.00000000000  per $1,000 original principal amount of Class II-A-1 Notes)
              ------------------
          (10) Balance on Class II-A-2 Notes:                    $0.00
                                              -------------------------
             (   $0.00000000000  per $1,000 original principal amount of Class II-A-2 Notes)
              ------------------

(xii)    (X)  Payments made under the Group I Cap Agreement on such date:
             (            $0.00  with respect to the Class I-A-1 Notes,
              ------------------
                          $0.00  with respect to Class I-A-2 Notes, and
              ------------------
                          $0.00  with respect to Class I-B Notes), and
              ------------------
         (Y)  payments made under the Group II Cap Agreement on such date:
             (            $0.00  with respect to Class II-A-1 Notes and
              ------------------
                          $0.00  with respect to the Class II-A-2 Notes); and
              ------------------
              the total outstanding amount owed to the Cap Provider:
                          $0.00  with respect to the Group I Cap Agreement and
              ------------------
                          $0.00  with respect to the Group II Cap Agreement.
              ------------------

(xiii)   (X)  GROUP I POOL BALANCE at the end of the related Collection Period:          $172,505,471.90  and
                                                                                   ---------------------
         (Y)  GROUP II POOL BALANCE at the end of the related Collection Period:         $329,580,445.59
                                                                                   ---------------------

(xiv)    After giving effect to distributions on this Distribution Date:
         (a)    (1) OUTSTANDING PRINCIPAL amount of CLASS I-A-1 Notes:                        $0.00
                                                                         --------------------------
                (2) Pool Factor for the Class I-A-1 Notes:                            -
                                                            --------------------------------
         (b)    (1) outstanding principal amount of CLASS I-A-2 Notes:              $162,005,471.90
                                                                         --------------------------
                (2) Pool Factor for the Class I-A-2 Notes:                   0.670830100
                                                            --------------------------------
         (c)    (1) outstanding principal amount of CLASS I-B Notes:                 $10,500,000.00
                                                                         --------------------------
                (2) Pool Factor for the Class I-B Notes:                     1.000000000
                                                            --------------------------------
         (d)    (1) outstanding principal amount of CLASS II-A-1 Notes:                       $0.00
                                                                         --------------------------
                (2) Pool Factor for the Class II-A-1 Notes:                           -
                                                            --------------------------------
         (e)    (1) outstanding principal amount of CLASS II-A-2 Notes:             $329,580,445.59
                                                                         --------------------------
                (2) Pool Factor for the Class II-A-2 Notes:                  0.862324600
                                                            --------------------------------

(xv)     NOTE INTEREST RATE for the Notes:
         (a)  In general:
                (1) Three-Month LIBOR
                   for the period from the previous Distribution Date to this Distribution Date was                 1.95000%
                                                                                                            ----------------
                (2) the Student Loan Rate was for Group I:    6.14732%                  and Group II:   3.93712%
                                                           -------------                               -----------

                        KEYCORP STUDENT LOAN TRUST 2001-A

Noteholders' Statement pursuant to Section 5.07 of Sale and Servicing Agreement
       (capitalized terms used herein are defined in Appendix A thereto)

                      DISTRIBUTION DATE: DECEMBER 27, 2004
                                         -----------------


         (b)  Note Interest Rate for the CLASS I-A-1 Notes:         2.02000%  based on   Index-based Rate
                                                                -------------            --------------------------
         (c)  Note Interest Rate for the CLASS I-A-2 Notes:         2.10000%  based on   Index-based Rate
                                                                -------------            --------------------------
         (d)  Note Interest Rate for the CLASS I-B Notes:           2.50000%  based on   Index-based Rate
                                                                -------------            --------------------------
         (e)  Note Interest Rate for the CLASS II-A-1 Notes:        2.10000%  based on   Index-based Rate
                                                                -------------            --------------------------
         (f)  Note Interest Rate for the CLASS II-A-2 Notes:        2.22000%  based on   Index-based Rate
                                                                -------------            --------------------------

(xvi)    Amount of MASTER SERVICING FEE for related Collection Period:
                      $218,662.12 with respect to the GROUP I Student Loans and
              --------------------
                      $415,875.84 with respect to the GROUP II Student Loans
              --------------------
             (     $0.00000223125 per $1,000 original principal amount of Class I-A-1 Notes,
              --------------------
                   $0.00000090543 per $1,000 original principal balance of Class I-A-2 Notes
              --------------------
                   $0.00002082496 per $1,000 original principal balance of Class I-B Notes,
              --------------------
                   $0.00000613386 per $1,000 original principal balance of Class II-A-1 Notes and
              --------------------
                   $0.00000108811 per $1,000 original principal balance of Class II-A-2 Notes);
              --------------------

(xvii)   Amount of ADMINISTRATION FEE for related Collection Period:
                        $1,030.73 with respect to the GROUP I Notes and
              --------------------
                        $1,969.27 with respect to the GROUP II Notes
              --------------------
             (     $0.00000001052 per $1,000 original principal amount of Class I-A-1 Notes,
              --------------------
                   $0.00000000427 per $1,000 original principal balance of Class I-A-2 Notes
              --------------------
                   $0.00000009816 per $1,000 original principal balance of Class I-B Notes,
              --------------------
                   $0.00000002905 per $1,000 original principal balance of Class II-A-1 Notes and
              --------------------
                   $0.00000000515 per $1,000 original principal balance of Class II-A-2 Notes);
              --------------------

(xviii)  (a)  Aggregate amount of REALIZED LOSSES (if any) for the related Collection Period:
                            $0.00       with respect to the GROUP I Student Loans
              --------------------
                            $0.00 with respect to the GROUP II Student Loans
              --------------------
         (b)  Balance of Financed Student Loans that are DELINQUENT in each delinquency period as of the end of the related Collection Period:
                   with respect to the GROUP I Student Loans

                                                       # of
                                                       Loans                          $ Amount
              30-60 Days Delinquent                     181                           $4,364,863
              61-90 Days Delinquent                      68                           $1,614,785
              91-120 Days Delinquent                     59                             $913,818
              More than 120 Days Delinquent             202                           $3,808,699

                   and with respect to the GROUP II Student Loans.

                                                       # of
                                                       Loans                          $ Amount
              30-60 Days Delinquent                     682                           $7,180,399
              61-90 Days Delinquent                     261                           $2,689,410
              91-120 Days Delinquent                    128                           $1,044,337
              More than 120 Days Delinquent              68                             $821,666

                        KEYCORP STUDENT LOAN TRUST 2001-A

Noteholders' Statement pursuant to Section 5.07 of Sale and Servicing Agreement
       (capitalized terms used herein are defined in Appendix A thereto)

                      DISTRIBUTION DATE: DECEMBER 27, 2004
                                         -----------------

(xix)    Amount of the INSURER PREMIUM paid to the Securities Insurer on such Distribution Date          $106,000.00
                                                                                                 ---------------------

(xx)     Amount received from the Securities Insurer with respect to the Group II Notes Guaranty Insurance
         Policy:                  $0.00
                   ---------------------

(xxi)    Amount paid to the Securities Insurer in reimbursement of all Insured
         Payments made pursuant to the Group II Notes Guaranty Insurance Policy                    $0.00
                                                                                 --------------------------

(xxii)   (A) with respect to the GROUP I INTEREST RATE SWAP:
             the Trust Swap Payment Amount paid to the Swap Counterparty on such Distribution Date:            $28,730.72 ;
                                                                                                          ----------------
             the amount of any Net Trust Swap Payment Carryover Shortfall for such Distribution Date:               $0.00
                                                                                                          ----------------
             the Trust Swap Receipt Amount paid to the Trust on such Distribution Date:            $0.00  ;
                                                                                          ---------------
             the Net Trust Swap Receipt Carryover Shortfall for such Distribution Date:            $0.00  ;
                                                                                          ---------------
             and the amount of any Termination Payment either paid by or made to the Trust on such Distribution Date:
                              $0.00 ; and
               ---------------------
         (B) with respect to the GROUP II INTEREST RATE SWAP:
             the Trust Swap Payment Amount paid to the Swap Counterparty on such Distribution Date:            $14,809.60 ;
                                                                                                          ----------------
             the amount of any Net Trust Swap Payment Carryover Shortfall for such Distribution Date:              $0.00  ;
                                                                                                          ----------------
             the Trust Swap Receipt Amount paid to the Trust on such Distribution Date:            $0.00  ;
                                                                                          ---------------
             the Net Trust Swap Receipt Carryover Shortfall for such Distribution Date:            $0.00  ;
                                                                                          ---------------
             and the amount of any Termination Payment either paid by or made to the Trust on such Distribution Date:
              $0.00
              ---------------------

(xxiii)   the Class I-A-1 Cap Payment paid to the Cap Provider on such Distribution Date:          $0.00  ;
                                                                                          ---------------
          the Class I-A-2 Cap Payment paid to the Cap Provider on such Distribution Date:          $0.00  ;
                                                                                          ---------------
          Class I-B Cap Payment paid to the Cap Provider on such Distribution Date:          $0.00    ;
                                                                                       ---------------
          Class II-A-1 Cap Payment paid to the Cap Provider on such Distribution Date        $0.00    ; and
                                                                                       ---------------
          Class II-A-2 Cap Payment paid to the Cap Provider on such Distribution Date:       $0.00    .
                                                                                       ---------------